Exhibit 99.1

Protolabs Reports Third Quarter 2019 Financial Results

Record Quarterly Revenue of $117.5 million, an increase of 2% over Q3 2018

MAPLE PLAIN, Minn. – October 24, 2019 – Proto Labs, Inc. (NYSE: PRLB), a leading online and technology-enabled, quick-turn, on-demand manufacturer, today announced financial results for the third quarter ended September 30, 2019.

Third Quarter 2019 Highlights include:

●	Revenue for the third quarter of 2019 was $117.5 million, representing a 1.8 percent increase over revenue of $115.4 million for the third quarter of 2018.
●	The number of unique product developers and engineers served totaled 21,471 in the third quarter of 2019, an increase of 3.3 percent over the third quarter of 2018.
●	Net income for the third quarter of 2019 was $16.8 million, or $0.62 per diluted share.
●	Non-GAAP net income was $20.4 million, or $0.76 per diluted share. See “Non-GAAP Financial Measures” below.

“Our business grew year-over-year in the third quarter in an industrial environment that has continued to soften throughout 2019,” said Vicki Holt, President and Chief Executive Officer. “Despite a weaker macro climate, our customer retention rate remains high as we continue to delight our customers by expanding and improving our industry-leading digital manufacturing offer.”

Additional Third Quarter 2019 highlights include:

●	Gross margin was 50.8 percent of revenue for the third quarter of 2019, compared with 52.0 percent for the second quarter of 2019.
●	GAAP operating margin was 18.1 percent of revenue for the third quarter of 2019, compared to 16.9 percent for the second quarter of 2019.
●	Non-GAAP operating margin was 21.6 percent of revenue for the third quarter of 2019, compared to 20.6 percent for the second quarter of 2019. See “Non-GAAP Financial Measures” below.
●	EBITDA was $28.7 million, or 24.4 percent of revenue, for the third quarter of 2019.
●	Adjusted EBITDA was $32.4 million, or 27.5 percent of revenue, for the third quarter of 2019. See “Non-GAAP Financial Measures” below.
●	Cash flow from operations was $28.9 million in the third quarter of 2019.
●	Cash and investments balance was $155.0 million at September 30, 2019.
●	The Company repurchased $12.1 million, or 128,077 shares, of common stock during the quarter.

“Our customers are taking a more cautious approach in 2019 in general, including R&D projects, and that is reflected in our financial results year-to-date,” said John Way, Chief Financial Officer. “Our business continues to generate strong cash flows in order to invest for future growth, as well as return capital to shareholders in the form of stock repurchases.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, and disposal of businesses (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense and amortization expense (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, and disposal of businesses (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its third quarter 2019 financial results and fourth quarter outlook today, October 24, 2019 at 8:30 a.m. ET. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. start time. No participant code is required. A presentation containing information on the company’s third quarter 2019 financial results and fourth quarter outlook will be available prior to the call. A simultaneous webcast of the call and slide presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/mofpzm2m. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world's fastest digital manufacturing source for rapid prototyping and on-demand production. The technology-enabled company produces custom parts and assemblies in as fast as one day with automated 3D printing, CNC machining, sheet metal fabrication, and injection molding processes. Its digital approach to manufacturing enables accelerated time to market, reduces development and production costs, and minimizes risk throughout the product life cycle. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact:
Protolabs
Dan Schumacher, 763-479-7240
Director of Investor Relations
daniel.schumacher@protolabs.com

or

Media Contact:
Protolabs
Sarah Ekenberg, 763-479-7560

Marketing Manager, PR & Media

sarah.ekenberg@protolabs.com

Proto Labs, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	September 30,	December 31,
	2019	2018
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$121,568	$85,046
Short-term marketable securities	23,642	46,750
Accounts receivable, net	64,069	59,155
Inventory	9,448	10,087
Income taxes receivable	2,852	5,757
Prepaid expenses and other current assets	8,038	8,567
Total current assets	229,617	215,362

Property and equipment, net	252,579	228,001
Goodwill	128,752	128,752
Other intangible assets, net	18,258	19,850
Long-term marketable securities	9,783	23,579
Operating lease assets	12,008	-
Other long-term assets	3,902	3,441
Total assets	$654,899	$618,985

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$18,668	$17,411
Accrued compensation	12,926	18,130
Accrued liabilities and other	13,133	16,702
Current operating lease liabilities	3,364	-
Income taxes payable	6,717	491
Total current liabilities	54,808	52,734

Long-term operating lease liabilities	9,006	-
Long-term deferred tax liabilities	21,750	20,162
Other long-term liabilities	5,238	4,592

Shareholders' equity	564,097	541,497
Total liabilities and shareholders' equity	$654,899	$618,985

Proto Labs, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Revenue
Injection Molding	$55,167	$53,681	$165,935	$156,610
CNC Machining	40,219	40,845	116,979	115,364
3D Printing	15,898	13,845	45,644	39,418
Sheet Metal	5,280	6,452	15,777	19,002
Other	891	607	2,504	2,433
Total revenue	117,455	115,430	346,839	332,827

Cost of revenue	57,839	53,027	168,127	153,303
Gross profit	59,616	62,403	178,712	179,524

Operating expenses
Marketing and sales	17,604	16,818	55,466	50,947
Research and development	8,359	7,458	24,541	21,155
General and administrative	12,380	13,096	38,411	38,679
Total operating expenses	38,343	37,372	118,418	110,781
Income from operations	21,273	25,031	60,294	68,743
Other income, net	228	390	1,566	1,376
Income before income taxes	21,501	25,421	61,860	70,119
Provision for income taxes	4,709	4,484	13,391	12,817
Net income	$16,792	$20,937	$48,469	$57,302

Net income per share:
Basic	$0.63	$0.77	$1.80	$2.13
Diluted	$0.62	$0.77	$1.79	$2.10

Shares used to compute net income per share:
Basic	26,846,030	27,038,585	26,894,420	26,963,205
Diluted	27,005,341	27,337,886	27,072,873	27,268,311

Proto Labs, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30,
	2019	2018
Operating activities
Net income	$48,469	$57,302
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,658	19,520
Stock-based compensation expense	9,738	7,986
Deferred taxes	1,599	1,770
Gain on sale of businesses	-	(671)
Amortization of held-to-maturity securities	(5)	336
Other	(133)	160
Changes in operating assets and liabilities	1,453	(1,441)
Net cash provided by operating activities	83,779	84,962

Investing activities
Purchases of property, equipment and other capital assets	(46,151)	(61,898)
Cash used for acquisitions, net of cash acquired	-	(90)
Proceeds from sale of businesses	-	284
Purchases of other assets and investments	(4,000)	(126)
Purchases of marketable securities	(17,443)	(41,384)
Proceeds from maturities of marketable securities	54,352	44,721
Net cash used in investing activities	(13,242)	(58,493)

Financing activities
Payments on debt	-	(5,000)
Proceeds from exercises of stock options and other	2,486	7,269
Purchases of shares withheld for tax obligations	(2,420)	(2,021)
Repurchases of common stock	(33,521)	-
Net cash (used in) provided by financing activities	(33,455)	248
Effect of exchange rate changes on cash and cash equivalents	(560)	(831)
Net increase in cash and cash equivalents	36,522	25,886
Cash and cash equivalents, beginning of period	85,046	36,707
Cash and cash equivalents, end of period	$121,568	$62,593

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Net Income per Share

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and disposal of businesses
GAAP net income	$16,792	$20,937	$48,469	$57,302
Add back:
Stock-based compensation expense	3,212	2,952	9,738	7,986
Amortization expense	859	808	2,593	2,371
Unrealized (gain) loss on foreign currency	449	(101)	391	147
Disposal of businesses	-	-	-	(671)
Total adjustments [1]	4,520	3,659	12,722	9,833
Income tax benefits on adjustments [2]	(882)	(1,213)	(2,875)	(4,574)
Non-GAAP net income	$20,430	$23,383	$58,316	$62,561

Non-GAAP net income per share:
Basic	$0.76	$0.86	$2.17	$2.32
Diluted	$0.76	$0.86	$2.15	$2.29

Shares used to compute non-GAAP net income per share:
Basic	26,846,030	27,038,585	26,894,420	26,963,205
Diluted	27,005,341	27,337,886	27,072,873	27,268,311

1 Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and disposal of businesses were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Cost of revenue	$872	$446	$2,402	$1,096

Marketing and sales	760	560	1,923	1,380
Research and development	560	419	1,486	1,109
General and administrative	1,879	2,335	6,520	6,772
Total operating expenses	3,199	3,314	9,929	9,261

Other income, net	449	(101)	391	(524)
Total adjustments	$4,520	$3,659	$12,722	$9,833

2 For the three- and nine-month periods ended September 30, 2019 and 2018, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.

Reconciliation of GAAP to Non-GAAP Operating Margin

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Revenue	$117,455	$115,430	$346,839	$332,827
Income from operations	21,273	25,031	60,294	68,743
GAAP operating margin	18.1%	21.7%	17.4%	20.7%
Add back:
Stock-based compensation expense	3,212	2,952	9,738	7,986
Amortization expense	859	808	2,593	2,371
Total adjustments	4,071	3,760	12,331	10,357
Non-GAAP income from operations	$25,344	$28,791	$72,625	$79,100
Non-GAAP operating margin	21.6%	24.9%	20.9%	23.8%

Proto Labs, Inc.

Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
GAAP net income	$16,792	$20,937	$48,469	$57,302
Amortization expense	859	808	2,593	2,371
Depreciation expense	6,820	5,963	20,066	17,149
Interest income, net	(489)	(475)	(1,535)	(1,063)
Tax expense	4,709	4,484	13,391	12,817
EBITDA	28,691	31,717	82,984	88,576
Add back:
Stock-based compensation expense	3,212	2,952	9,738	7,986
Unrealized (gain) loss on foreign currency	449	(101)	391	147
Disposal of businesses	-	-	-	(671)
Total adjustments	3,661	2,851	10,129	7,462
Adjusted EBITDA	$32,352	$34,568	$93,113	$96,038

Proto Labs, Inc.

Comparison of GAAP to Non-GAAP Revenue Growth

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$92,916	$-	$92,916	$90,732	2.4%	2.4%
Europe	20,721	1,001	21,722	21,273	(2.6)%	2.1%
Japan	3,818	(140)	3,678	3,425	11.5%	7.4%
Total Revenue	$117,455	$861	$118,316	$115,430	1.8%	2.5%

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$271,877	$-	$271,877	$261,253	4.1%	4.1%
Europe	62,915	3,968	66,883	61,431	2.4%	8.9%
Japan	12,047	(19)	12,028	10,143	18.8%	18.6%
Total Revenue	$346,839	$3,949	$350,788	$332,827	4.2%	5.4%

1 Revenue for the three- and nine-month periods ended September 30, 2019 has been recalculated using 2018 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

2 This column presents the percentage change from GAAP revenue for the three- and nine-month periods ended September 30, 2018 to GAAP revenue for the three- and nine-month periods ended September 30, 2019.

3 This column presents the percentage change from GAAP revenue for the three- and nine-month periods ended September 30, 2018 to non-GAAP revenue for the three- and nine-month periods ended September 30, 2019 (as recalculated using the foreign currency exchange rates in effect during the three- and nine-month periods ended September 30, 2018) in order to provide a constant-currency comparison.

Proto Labs, Inc.

Product Developer Information

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Unique product developers and engineers served	21,471	20,792	40,791	38,823